September 2, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:     Separate Account VUL-A, SEC File No. 811-09115

➢	Legacy Builder Plus/ Inheritance Builder Plus, Registration No. 333-86231
           Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2009, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

                                                       SEMI-ANNUAL REPORT FILINGS:

                                                      Transamerica Series Trust, SEC File No. 811-04419

                      AIM Variable Insurance Funds Series 1 Shares, SEC File No. 822-07452

                      Dreyfus Stock Index Fund- Initial Class, SEC File No. 811-05719

                      Dreyfus Variable Investment Fund, SEC File No. 811-05125

                      Fidelity Variable Insurance Products Funds, SEC File No. 811-05511, 811-03329, 811-07205,811-05361

                                                      MFS Variable Insurance Trust, SEC File No. 811-08326

                          Oppenheimer Variable Account, SEC File No. 811-04108

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
      Gayle A. Morden